Exhibit 10.5
SECURITY AGREEMENT
     This SECURITY AGREEMENT (this “Agreement”), dated as of December 24, 2008, among Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, the “Grantors” and each, individually, a “Grantor”), and WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, in its capacity as the arranger and administrative agent for the Lender Group and the Bank Product Providers (together with its successors and assigns in such capacity, the “Agent”).
WITNESSETH:
     WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) among OMNITURE, INC., Delaware corporation, as borrower (“Borrower”), the lenders party thereto, and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof, and
     WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group and the Bank Product Providers in connection with the transactions contemplated by the Credit Agreement and this Agreement, and
     WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to induce the Lender Group to make financial accommodations to Borrower as provided for in the Credit Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations, and
     NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the Code is used to define any term herein and if such term is defined differently in different articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:
          (a) “Account” means an account (as that term is defined in Article 9 of the Code).
          (b) “Account Debtor” means an account debtor (as that term is defined in the Code).
          (c) “Activation Instruction” has the meaning specified therefor in Section 6(l).
          (d) “Agent” has the meaning specified therefore in the preamble to this Agreement.
          (e) “Agent’s Lien” has the meaning specified therefor in the Credit Agreement.

          (f) “Bank Product Obligations” has the meaning specified therefor in the Credit Agreement.
          (g) “Bank Product Provider” has the meaning specified therefor in the Credit Agreement.
          (h) “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).
          (i) “Borrower” has the meaning specified therefor in the recitals to this Agreement.
          (j) “Cash Equivalents” has the meaning specified therefor in the Credit Agreement.
          (k) “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.
          (l) “Code” means the California Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.
          (m) “Collateral” has the meaning specified therefor in Section 2.
          (n) “Collections” has the meaning specified therefor in the Credit Agreement.
          (o) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1 to the Disclosure Letter.
          (p) “Controlled Account” has the meaning specified therefor in Section 6(l).
          (q) “Controlled Account Agreements” means those certain cash management agreements, in form and substance reasonably satisfactory to Agent, each of which is among Borrower or one of its Subsidiaries, Agent, and one of the Controlled Account Banks.
          (r) “Controlled Account Bank” has the meaning specified therefor in Section 6(l).
          (s) “Copyrights” means any and all copyrights and copyright registrations, including, (i) the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 2 to the Disclosure Letter and made a part hereof, (ii) all reissues, continuations, extensions or renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.
          (t) “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group and the Bank Product Providers, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, a security interest in all their respective Copyrights.

          (u) “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.
          (v) “Deposit Account” means a deposit account (as that term is defined in the Code).
          (w) “Equipment” means equipment (as that term is defined in the Code).
          (x) “Event of Default” has the meaning specified therefor in the Credit Agreement.
          (y) “General Intangibles” means general intangibles (as that term is defined in the Code) and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.
          (z) “Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.
          (aa) “Guaranty” has the meaning specified therefor in the Credit Agreement.
          (bb) “Insolvency Proceeding” has the meaning specified therefor in the Credit Agreement.
          (cc) “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.
          (dd) “Intellectual Property Licenses” means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement (but excluding any (i) off-the-shelf software license agreement, (ii) open source codes, (iii) end-user agreements with Grantors’ customers, partners, distributors, resellers and end users of such customers, partners, distributors and resellers), including the license agreements listed on Schedule 3 to the Disclosure Letter and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Lender Group’s rights under the Loan Documents, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.
          (ee) “Inventory” means inventory (as that term is defined in the Code).
          (ff) “Investment Related Property” means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

          (gg) “Lender Group” has the meaning specified therefor in the Credit Agreement.
          (hh) “Loan Document” has the meaning specified therefor in the Credit Agreement.
          (ii) “Loan Party” has the meaning specified therefor in the Credit Agreement.
          (jj) “Minor Release” means any new version or release of a software program that consists of only functionality updates, bug fixes, patches, or defect corrections or any “a.0.x” releases.
          (kk) “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as that term is defined in the Code).
          (ll) “Obligations” has the meaning specified therefor in the Credit Agreement.
          (mm) “Patents” means patents and patent applications, including, (i) the patents and patent applications listed on Schedule 4 to the Disclosure Letter and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.
          (nn) “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group and the Bank Product Providers, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, a security interest in all their respective Patents.
          (oo) “Permitted Liens” has the meaning specified therefor in the Credit Agreement.
          (pp) “Person” has the meaning specified therefor in the Credit Agreement.
          (qq) “Pledged Companies” means, each Person listed on Schedule 5 to the Disclosure Letter as a “Pledged Company”, together with each other Person, all or a portion of whose Stock, is acquired or otherwise owned by a Grantor after the Closing Date.
          (rr) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.
          (ss) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

          (tt) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.
          (uu) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.
          (vv) “Proceeds” has the meaning specified therefor in Section 2.
          (ww) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto.
          (xx) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
          (yy) “Rescission” has the meaning specified therefor in Section 6(l).
          (zz) “Required Library” means, as of any date of determination, the Copyrights of Borrower and its Subsidiaries that are based on or derived from those computer software programs or other technology of Borrower or its Subsidiaries that at the time directly or indirectly account for or support product lines of Borrower and its Subsidiaries that generate not less than 80% of the aggregate amount of Subscription Revenues of Borrower and its Subsidiaries for the immediately preceding fiscal quarter.
          (aaa) “Secured Obligations” means each and all of the following: (a) all of the present and future obligations of Grantors arising from this Agreement, the Credit Agreement, or the other Loan Documents (including any Guaranty), (b) all Bank Product Obligations, and (c) all Obligations of Borrower, including, in the case of each of clauses (a), (b) and (c), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.
          (bbb) “Securities Account” means a securities account (as that term is defined in the Code).
          (ccc) “Security Interest” has the meaning specified therefor in Section 2.
          (ddd) “Source Code Escrow Agreement” means that certain source code escrow agreement, in form and substance reasonably satisfactory to Agent, which is among the applicable Grantor(s), Agent and such escrow agreement who is reasonably acceptable to Agent.
          (eee) “Stock” has the meaning specified therefor in the Credit Agreement
          (fff) “Supporting Obligations” means supporting obligations (as such term is defined in the Code) and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.
          (ggg) “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 6 to the Disclosure Letter and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

          (hhh) “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group and the Bank Product Providers, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, a security interest in all their respective Trademarks.
          (iii) “Triggering Event” means, as of any date of determination, the occurrence of an Event of Default.
          (jjj) “URL” means “uniform resource locator,” an internet web address.
     2. Grant of Security. Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest hereinafter referred to as the “Security Interest” in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):
          (a) all of such Grantor’s Accounts;
          (b) all of such Grantor’s Books;
          (c) all of such Grantor’s Chattel Paper;
          (d) all of such Grantor’s interest with respect to any Deposit Account;
          (e) all of such Grantor’s Equipment and fixtures;
          (f) all of such Grantor’s General Intangibles;
          (g) all of such Grantor’s Inventory;
          (h) all of such Grantor’s Investment Related Property;
          (i) all of such Grantor’s Negotiable Collateral;
          (j) all of such Grantor’s rights in respect of Supporting Obligations;
          (k) all of such Grantor’s interest with respect to any Commercial Tort Claims;
          (l) all of such Grantor’s money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Agent or any other member of the Lender Group;

          (m) all of the proceeds (as that term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, whatever is collected on, or distributed on account of any of the foregoing, any and all rights arising out of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, claims arising out of the loss, non-conformity, or interference with the use of, defects, or infringement of rights in, or damage to, any of the foregoing, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, insurance, or guaranty payable by reason of loss or non-conformity of, defects or infringement of rights in, or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.
     Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include: (i) voting Stock of any CFC, solely to the extent that such Stock represents more than 65% of the outstanding voting Stock of such CFC; (ii) any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been obtained (provided, that, the foregoing exclusions of this clause (ii) shall in no way be construed (A) to apply to the extent that any described prohibition is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, (B) to limit, impair, or otherwise affect the Lender Group’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (x) monies due or to become due under any described contract, lease, permit, license, charter or license agreement (including any Accounts), or (y) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, license agreement, or Stock, or (C) apply to the extent that any consent or waiver has been obtained that would permit the security interest of lien notwithstanding the prohibition), (iii) any application for a trademark (including, without limitation, intent to use trademark applications and any goodwill associated therewith) that would otherwise be deemed invalidated, cancelled or abandoned due to the granting of a Lien thereon unless and until such time as the granting of such Lien will not affect the validity of such trademark; or (iv) property that is subject to a Lien that is otherwise permitted by clauses (d), (f), (q), (r) and (s) of the definition of Permitted Liens; provided, that the governing documents granting such Liens prohibit the granting of Liens securing the Obligations on such property and upon the release of any such liens such property shall automatically become part of the Collateral.
     3. Security for Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

     4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or other Loan Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Agent shall notify the applicable Grantor of Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.
     5. Representations and Warranties. Each Grantor hereby represents and warrants as follows:
          (a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Agent pursuant to Section 6.5 of the Credit Agreement.
          (b) Schedule 7 to the Disclosure Letter sets forth all Real Property owned by Grantors as of the Closing Date.
          (c) As of the Closing Date, no Grantor has any interest in, or title to, any material Intellectual Property Licenses, Copyrights, Patents, or Trademarks except as set forth on Schedules 2, 3, 4, and 6, respectively, to the Disclosure Letter. This Agreement is effective to create a valid and continuing Lien on material Intellectual Property Licenses, Copyrights, Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 to the Disclosure Letter, all action necessary or desirable to protect and perfect the Security Interest in and to each of Grantor’s material Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor. No Grantor has any interest in any material Copyright that is necessary in connection with the operation of such Grantor’s business, except for those Copyrights identified on Schedule 2 to the Disclosure Letter and, with respect to any such Copyrights constituting the Required Library, which have been (or will be, within the time permitted under this Agreement) registered with the United States Copyright Office.
          (d) This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8 to the Disclosure Letter. Upon the making of such filings, Agent shall have a first priority perfected security interest in the Collateral, subject to Permitted Liens, of each Grantor to the extent such security interest can be perfected by the filing of a financing statement. All action by any Grantor requested by Agent to protect and perfect such security interest on each item of Collateral has been duly taken.

          (e) Except for the Security Interest created hereby, (i) each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 to the Disclosure Letter as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and non-assessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 5 to the Disclosure Letter as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Agent as provided herein; (iv) all actions requested by Agent to perfect, establish the first priority of, or otherwise protect, Agent’s Liens in the Investment Related Property, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 to the Disclosure Letter for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of Controlled Account Agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Agent (or, with respect to any Pledged Interests created or obtained after the Closing Date, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.
          (f) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally. No material Intellectual Property License to which such Grantor is a party requires any consent for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to any Copyrights, Patents, Trademarks or material Intellectual Property Licenses.
          (g) Each Grantor has filed the applications and taken all other actions necessary to register the Copyrights comprising the Required Library on the Closing Date in accordance with the procedures and regulations of the United States Copyright Office and in a manner sufficient to impart constructive notice of such Grantor’s ownership thereof.
     6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:
          (a) Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, and such Collateral has value in excess of $250,000 in the aggregate or $125,000 on an individual basis, the applicable Grantor, immediately upon the request of Agent, shall execute such other documents and instruments as shall be requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent, together with such undated powers endorsed in blank as shall be requested by Agent;
          (b) Chattel Paper.

               (i) Each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper having value in excess of $150,000 in the aggregate or $75,000 on an individual basis in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;
               (ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the request of Agent, such Chattel Paper and instruments having value in excess of $150,000 in the aggregate or $75,000 on an individual basis shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Foothill, LLC, as Agent for the benefit of the Lender Group and the Bank Product Providers”;
          (c) Controlled Account Agreements.
               (i) Except to the extent otherwise excused by the Credit Agreement, each Grantor shall obtain an authenticated Controlled Account Agreement, from each bank maintaining a Deposit Account for such Grantor;
               (ii) Except to the extent otherwise excused by the Credit Agreement, each Grantor shall obtain an authenticated Controlled Account Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;
               (iii) Except to the extent otherwise excused by the Credit Agreement, each Grantor shall obtain an authenticated Controlled Account Agreement with respect to all of such Grantor’s electronic chattel paper, investment property, and letter-of-credit rights;
          (d) Letter-of-Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit having value in excess of $150,000 in the aggregate or $75,000 on an individual basis shall promptly (and in any event within 5 Business Days after becoming a beneficiary), notify Agent thereof and, upon the request by Agent, enter into a tri-party agreement with Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent’s Account, all in form and substance satisfactory to Agent;
          (e) Commercial Tort Claims. Each Grantor shall promptly (and in any event within 5 Business Days of receipt thereof), notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim for an amount in excess of $150,000 in the aggregate or $75,000 on an individual basis after the date hereof and, upon request of Agent, promptly amend Schedule 1 to the Disclosure Letter to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority, perfected security interest in any such Commercial Tort Claim;
          (f) Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof pursuant to which more than $150,000 in the aggregate or $75,000 on an individual basis may be paid in any calendar year, Grantors shall promptly (and in any event within 5 Business Days of the creation thereof) notify Agent thereof in writing and execute any instruments or take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Lender Group and the Bank Product Providers, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

          (g) Intellectual Property.
               (i) Upon request of Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;
               (ii) Each Grantor shall have the duty, at such Grantor’s expense, to the extent necessary or economically desirable in the operation of such Grantor’s business, as determined in such Grantor’s reasonable business judgment: (A) to protect and diligently enforce and defend all its Intellectual Property, including, as applicable, the duty (I) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution of an Intellectual Property, (II) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, and (III) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement; (B) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, material Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of non-contestability and opposition and interference and cancellation proceedings; (C) to protect the confidentiality of the Intellectual Property that is material to its business, including, as applicable, the duty to (I) protect the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (II) to take actions reasonably necessary to ensure that no trade secret falls into the public domain; and (III) to protect the secrecy and confidentiality of the source code of all computer software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with appropriate use and non-disclosure restrictions; and (D) not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor’s business, as determined in such Grantor’s reasonable business judgment;
               (iii) Grantors acknowledge and agree that the Lender Group shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrower and shall be chargeable to the Loan Account;
               (iv) On each date of the delivery of a Compliance Certificate in respect of a fiscal quarter pursuant to Section 5.1 of the Credit Agreement, each Grantor shall deliver to Agent a list reasonably satisfactory to Agent identifying the Copyrights, whether created or acquired before or after the Closing Date, comprising the Required Library (including any supporting documentation reasonably requested by Agent relating to the determination of the composition of the Required Library), and a certification, signed by an officer of such Grantor, certifying that such list identifies the Copyrights, whether created or acquired before or after the Closing Date, comprising the Required Library. No more than 15 Business Days following each such date of delivery, each Grantor shall, at its expense, (A) file applications and take any and all other actions necessary to register or record a transfer of ownership, as applicable, each such Copyright comprising the Required Library which on the applicable date of delivery is not already the subject of a valid registration or an application therefor with the United States Copyright Office (or any similar office of any other jurisdiction in which Copyrights are used) identifying such Grantor as the sole claimant thereof in a manner sufficient to claim in the public record (or as a co-claimant thereof, if such is the case) such Grantor’s ownership or co-ownership thereof, and (B) cause to be prepared, executed, and delivered to Agent, with sufficient time to permit Agent to record no later than 5 Business Days following the date of registration of or recordation of transfer of ownership, as applicable, to the applicable Grantor of such Copyrights, (I) a Copyright Security Agreement or supplemental schedules to the Copyright Security Agreement reflecting the security interest of Agent in such Copyrights, which supplemental schedules shall be in form and content suitable for recordation with the United States Copyright Office (or any similar office of any other jurisdiction in which Copyrights are used) and (II) any other documentation as Agent reasonably deems necessary and requests in order to perfect and continue perfected Agent’s Liens on such Copyrights following such recordation. Notwithstanding anything to the contrary contained herein, no Grantor shall be required to take any action under this Section 6(g)(iv) with respect to any release or new version of computer software that constitutes solely a Minor Release;

               (v) In addition, on each date on which the Compliance Certificate is delivered by Borrower pursuant to Section 5.1 of the Credit Agreement, each Grantor shall provide Agent with a written report of all new Copyrights (to the extent not already covered in Section 6(g)(iv) above), Patents and Trademarks that are registered or the subject of pending applications for registrations or patent, which were acquired or filed by any Grantor during the prior period and are material to the operation of its business. In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property. In each of the foregoing cases, the applicable Grantor(s) shall cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such Copyright, Patent and Trademark registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis) as being subject to the security interests created thereunder;
               (vi) Upon receipt from the United States Copyright Office of notice of registration of any Copyright, each Grantor shall promptly (but in no event later than 10 Business Days following such receipt) notify (but without duplication of any notice required by Section 6(g)(iv)) Agent of such registration by delivering, or causing to be delivered to Agent, via overnight courier, electronic mail or telefacsimile at the addresses designated in the Credit Agreement, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright(s); and
               (vii) Upon (A) the occurrence and during the continuance of an Event of Default, or (B) Borrower’s failure to maintain Excess Availability plus Qualified Cash of $25,000,000 at any time, each Grantor shall promptly deposit with the escrow agent designated under the Source Code Escrow Agreement all materials required under the Source Code Escrow Agreement, including the source code for each version or versions of each item of computer software programs or other technology of such Grantor constituting the Required Library and any updates thereto (other than Minor Releases), on or before the 15th Business Day following the date of the delivery of a Compliance Certificate in respect of a fiscal quarter pursuant to Section 5.1 of the Credit Agreement and in accordance with all other terms and conditions of the Source Code Escrow Agreement.
          (h) Investment Related Property.
               (i) If any Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;
               (ii) All sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor after the occurrence and during the continuance of an Event of Default shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Agent’s in the exact form received;

               (iii) Each Grantor shall promptly deliver to Agent a copy of each notice or other communication received by it in respect of any Pledged Interests;
               (iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than pursuant to the Loan Documents;
               (v) Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;
               (vi) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;
          (i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 5 Business Days of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a first priority Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property;
          (j) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents;
          (k) Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within 5 Business Days of acquiring or obtaining such Collateral) notify Agent in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of material Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code), or instruments (as defined in the Code), and in the case of Chattel Paper, documents, promissory notes or instruments, such Collateral is in excess of the applicable amounts set forth in Sections 6(a) and (b), or (ii) any amount payable in excess of the applicable amounts set forth in Sections 6(a) and (b) under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of Agent, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property and do such other acts or things deemed necessary or desirable by Agent to protect Agent’s Security Interest therein; and

          (l) Controlled Accounts.
               (i) Borrower shall and shall cause each Loan Party to (i) establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at one or more of the banks set forth on Schedule 6(l) to the Disclosure Letter (each a “Controlled Account Bank”) and, subject to Section 6.11 of the Credit Agreement, shall take reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the third Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to a Loan Party) into a bank account of such Loan Party (each, a “Controlled Account”) at one of the Controlled Account Banks.
               (ii) Each Controlled Account Bank shall establish and maintain Controlled Account Agreements with Agent and the applicable Loan Party, in form and substance reasonably acceptable to Agent. Each such Controlled Account Agreement shall provide, among other things, that (a) the Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Loan Party, (b) the Controlled Account Bank has no rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (c) upon the instruction of the Agent (an “Activation Instruction”), the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to the Agent’s Account. Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Triggering Event has occurred and is continuing at the time such Activation Instruction is issued. Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction (the “Rescission”) if: (x) the Triggering Event upon which such Activation Instruction was issued has been waived in writing in accordance with the terms of this Agreement, and (y) no additional Triggering Event has occurred and is continuing prior to the date of the Rescission or is reasonably expected to occur on or immediately after the date of the Rescission.
               (iii) So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 6(l) to the Disclosure Letter to add or replace a Controlled Account Bank or Controlled Account; provided, however, that (i) such prospective Controlled Account Bank shall be reasonably satisfactory to Agent, and (ii) prior to the time of the opening of such Controlled Account, the applicable Loan Party and such prospective Controlled Account Bank shall have executed and delivered to Agent a Controlled Account Agreement. Borrower shall and shall cause each Loan Party to close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within 45 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Account Accounts or Agent’s liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in Agent’s reasonable judgment.
     7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.
          (a) Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

          (b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.
     8. Further Assurances.
          (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.
          (b) Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.
          (c) Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.
          (d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.
     9. Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any of Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Agent or any of its nominees.
     10. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;
          (b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

          (c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;
          (d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;
          (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;
          (f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and
          (g) Agent on behalf of the Lender Group shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.
     To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.
     11. Agent May Perform. If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.
     12. Agent’s Duties. The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Lender Group and the Bank Product Providers, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.
     13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, Agent or Agent’s designee may to the extent permitted by law, (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Agent, for the benefit of the Lender Group and the Bank Product Providers in connection with the exercise of its remedies hereunder, or that Agent has a security interest therein, and (b) collect all amounts payable in respect of the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents.

     14. Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.
     15. Voting Rights.
          (a) Upon the occurrence and during the continuance of an Event of Default, (i) Agent may, at its option, and with 2 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.
          (b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent and the other members of the Lender Group or the value of the Pledged Interests.
     16. Remedies. Upon the occurrence and during the continuance of an Event of Default:
          (a) Agent may, and, at the instruction of the Required Lenders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.
          (c) Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any of Grantors or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any of Grantors’ Deposit Accounts in which Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any of Grantors’ Securities Accounts in which the Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.
          (d) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.
          (e) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Agent.
     17. Remedies Cumulative. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.
     18. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

     19. Indemnity and Expenses.
          (a) Each Grantor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) arising out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.
          (b) Grantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.
     20. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each of Grantors to which such amendment applies.
     21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.
     22. Continuing Security Interest: Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in cash in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any the Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such the Lender herein or otherwise. Upon payment in full in cash of the Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Agent will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Advances or other loans made by any the Lender to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group or the Bank Product Providers, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

     23. Governing Law.
          (a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.
          (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).
          (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
          (d) THE PARTIES TO THIS AGREEMENT PREFER THAT ANY DISPUTE BETWEEN OR AMONG THEM BE RESOLVED IN LITIGATION SUBJECT TO A JURY TRIAL WAIVER AS SET FORTH IN SECTION 23(c). IF, HOWEVER, UNDER THE THEN APPLICABLE LAW OF THE JURISDICTION IN WHICH A PARTY SEEKS TO COMMENCE ANY SUCH LITIGATION, A PRE-DISPUTE JURY TRIAL WAIVER OF THE TYPE PROVIDED FOR IN SECTION 23(c) IS UNENFORCEABLE IN LITIGATION TO RESOLVE ANY DISPUTE, CLAIM, CAUSE OF ACTION OR CONTROVERSY UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EACH, A “CLAIM”), THEN, UPON THE WRITTEN REQUEST OF SUCH PARTY, SUCH CLAIM, INCLUDING ANY AND ALL QUESTIONS OF LAW OR FACT RELATING THERETO, SHALL BE DETERMINED EXCLUSIVELY BY A JUDICIAL REFERENCE PROCEEDING. EXCEPT AS OTHERWISE PROVIDED IN SECTION 23(b), VENUE FOR ANY SUCH REFERENCE PROCEEDING SHALL BE IN THE STATE OR FEDERAL COURT IN THE COUNTY OR DISTRICT WHERE VENUE IS APPROPRIATE UNDER APPLICABLE LAW (THE “COURT”). THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IF THE PARTIES CANNOT AGREE UPON A REFEREE, THE COURT SHALL APPOINT THE REFEREE. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO THE COURT. NOTHING IN THIS PARAGRAPH SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES (INCLUDING, WITHOUT LIMITATION, CLAIM AND DELIVERY, INJUNCTIVE RELIEF, ATTACHMENT OR THE APPOINTMENT OF A RECEIVER). THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE ALSO SHALL DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS SECTION 23(d). THE PARTIES ACKNOWLEDGE THAT ANY CLAIM DETERMINED BY REFERENCE PURSUANT TO THIS SECTION 23(d) SHALL NOT BE ADJUDICATED BY A JURY.

     24. New Subsidiaries. Pursuant to Section 5.11 of the Credit Agreement, any new direct or indirect Subsidiary (whether by acquisition or creation) of Grantor is required to enter into this Agreement by executing and delivering in favor of Agent a supplement to this Agreement in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.
     25. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of the Lender Group and the Bank Product Providers.
     26. Miscellaneous.
          (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.
          (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
          (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.
          (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

          (e) Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms of the Credit Agreement) of all Obligations other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the Bank Product Providers to remain outstanding and that are not required by the provisions of the Credit Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.
[Signature pages to follow.]

     IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	OMNITURE, INC., a Delaware corporation
	By:	/s/ Michael S. Herring
		Name:	Michael S. Herring
		Title:	Executive Vice President and Chief Financial Officer

VISUAL SCIENCES, INC., A Delaware corporation
	By:	/s/ Michael S. Herring
		Name:	Michael S. Herring
		Title:	Chief Financial Officer

VISUAL SCIENCES TECHNOLOGIES, LLC, a Delaware limited liability company
	By:	VISUAL SCIENCES, INC.,
a Delaware corporation
its Sole Member

	By:	/s/ Michael S. Herring
		Name:	Michael S. Herring
		Title:	Chief Financial Officer

OFFERMATICA CORPORATION, a Delaware corporation
	By:	/s/ Michael S. Herring
		Name:	Michael S. Herring
		Title:	Chief Financial Officer

AGENT:	WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent
	By:	/s/ Jee Hoon Park
		Name:	Jee Hoon Park
		Title:	Vice President

Security Agreement

S-1

ANNEX 1 TO SECURITY AGREEMENT
FORM OF SUPPLEMENT
     Supplement No. ______ (this “Supplement”) dated as of ____________, to the Security Agreement dated as of December 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, in its capacity as the arranger and administrative agent for the Lender Group and the Bank Product Providers (together with its successors and assigns in such capacity, the “Agent”).
WITNESSETH:
     WHEREAS, pursuant to that certain Credit Agreement dated as of December 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Omniture, Inc., a Delaware corporation, as borrower (“Borrower”), the lenders party thereto and Agent, the Lender Group is willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and
     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Credit Agreement; and
     WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender Group to make certain financial accommodations to Borrower; and
     WHEREAS, pursuant to Section 5.11 of the Credit Agreement, new direct or indirect Subsidiaries of Borrower, must execute and deliver certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers;
     NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:
     1. In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, collaterally assign, and pledge to Agent, for the benefit of the Lender Group and the Bank Product Providers, a security interest in and security title to all assets of such New Grantor including, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, “Owned Real Property,” and Schedule 8, “List of Uniform Commercial Code Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, and Schedule 8, respectively, to the Disclosure Letter and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.
Annex 1

1

     2. Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.
     4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
     5. This Supplement shall be construed in accordance with and governed by the laws of the State of California, without regard to the conflict of laws principles thereof.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]
Annex 1

2

     IN WITNESS WHEREOF, each New Grantor and Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	[Name of New Grantor]
By:
Name:
Title:

[Name of New Grantor]
By:
Name:
Title:

AGENT:	WELLS FARGO FOOTHILL, LLC
By:
Name:
Title:

Supplement to Pledge and Security Agreement

S-1

EXHIBIT A
COPYRIGHT SECURITY AGREEMENT
     This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this ___ day of                     , 20___, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, in its capacity as the arranger and administrative agent for the Lender Group and the Bank Product Providers (together with its successors and assigns in such capacity, the “Agent”).
WITNESSETH:
     WHEREAS, pursuant to that certain Credit Agreement dated as of December 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Omniture, Inc., a Delaware corporation, as borrower (“Borrower”), the lenders party thereto and Agent, the Lender Group is willing to make certain financial accommodations available to Borrower pursuant to the terms and conditions thereof; and
     WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Security Agreement dated as of December 24, 2008 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Copyright Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:
     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.
     2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing first priority security interest, subject to Permitted Liens, in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):
          (a) all of such Grantor’s Copyrights, including those referred to on Schedule I hereto;
          (b) all reissues, continuations or extensions of the foregoing; and
          (c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright.
Exhibit A

1

     Notwithstanding anything contained in this Agreement to the contrary, the term “Copyright Collateral” shall not include any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been obtained (provided, that, the foregoing exclusions of this clause shall in no way be construed (i) to apply to the extent that any described prohibition is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, (ii) to limit, impair, or otherwise affect the Lender Group’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (x) monies due or to become due under any described contract, lease, permit, license, charter or license agreement (including any Accounts), or (y) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, license agreement, or Stock, or (iii) apply to the extent that any consent or waiver has been obtained that would permit the security interest of lien notwithstanding the prohibition).
     3. SECURITY FOR OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
     5. AUTHORIZATION TO SUPPLEMENT. Grantors shall give Agent notice in writing of any additional United States copyright registrations or applications therefor after the date hereof pursuant to the terms of the Security Agreement. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
     6. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.
Exhibit A

2

     7. CONSTRUCTION. Unless the context of this Copyright Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement or any other Loan Document refer to this Copyright Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Copyright Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms of the Credit Agreement) of all Obligations other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Providers to remain outstanding and that are not required by the provisions of the Credit Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
[signature page follows]
Exhibit A

3

     IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY: WELLS FARGO FOOTHILL, LLC, as Agent
By:
Name:
Title:

Copyright Security Agreement

S-1

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
Copyright Registrations

Grantor	Country	Copyright	Registration No.	Registration Date

Schedule I

EXHIBIT B
PATENT SECURITY AGREEMENT
     This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this ___ day of                     , 20___, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, in its capacity as the arranger and administrative agent for the Lender Group and the Bank Product Providers (together with its successors and assigns in such capacity, the “Agent”).
WITNESSETH:
     WHEREAS, pursuant to that certain Credit Agreement dated as of December 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Omniture, Inc., a Delaware corporation, as borrower (the “Borrower”), the lenders party thereto and Agent, the Lender Group is willing to make certain financial accommodations available to the Borrower pursuant to the terms and conditions thereof; and
     WHEREAS, the members of Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Security Agreement dated as of December 24, 2008 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Patent Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.
     2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing first priority security interest, subject to Permitted Liens, in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):
          (a) all of its Patents including those referred to on Schedule I hereto;
          (b) all reissues, continuations or extensions of the foregoing; and
          (c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent.
Exhibit B

1

     Notwithstanding anything contained in this Agreement to the contrary, the term “Patent Collateral” shall not include any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been obtained (provided, that, the foregoing exclusions of this clause shall in no way be construed (i) to apply to the extent that any described prohibition is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, (ii) to limit, impair, or otherwise affect the Lender Group’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (x) monies due or to become due under any described contract, lease, permit, license, charter or license agreement (including any Accounts), or (y) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, license agreement, or Stock, or (iii) apply to the extent that any consent or waiver has been obtained that would permit the security interest of lien notwithstanding the prohibition).
     3. SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
     5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give notice in writing to Agent with respect to any such new patent rights pursuant to the terms of the Security Agreement. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
     6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.
Exhibit B

2

     7. CONSTRUCTION. Unless the context of this Patent Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other Loan Document refer to this Patent Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms of the Credit Agreement) of all Obligations other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Providers to remain outstanding and that are not required by the provisions of the Credit Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
[signature page follows]
Exhibit B

3

     IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY: WELLS FARGO FOOTHILL, LLC., as Agent
By:
Name:
Title:

Patent Security Agreement

S-1

SCHEDULE I
to
PATENT SECURITY AGREEMENT
Patent Registrations/Applications

Patent	U.S. Patent Number	Registration Date

Schedule I to Patent Security Agreement

EXHIBIT C
PLEDGED INTERESTS ADDENDUM
     This Pledged Interests Addendum, dated as of                      ___, 20___, is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of December 24, 2008, (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to Wells Fargo Foothill, LLC, as Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or the Credit Agreement. The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to the Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.
     The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[ ]
By:
Name:
Title:

Pledged Interests Addendum

	Name of Pledged	Number of	Class of	Percentage of
Name of Pledgor	Company	Shares/Units	Interests	Class Owned	Certificate Nos.

Pledged Interests Addendum

EXHIBIT D
TRADEMARK SECURITY AGREEMENT
     This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this ___ day of                     , 20___, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, in its capacity as the arranger and administrative agent for the Lender Group and the Bank Product Providers (together with its successors and assigns in such capacity, the “Agent”).
WITNESSETH:
     WHEREAS, pursuant to that certain Credit Agreement dated as of December 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Omniture, Inc., a Delaware corporation, as borrower ( “Borrower”), the lenders party thereto and Agent, the Lender Group is willing to make certain financial accommodations available to Borrower pursuant to the terms and conditions thereof; and
     WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Providers, that certain Security Agreement dated as of December 24, 2008 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);
     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Providers, this Trademark Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.
     2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing first priority security interest, subject to Permitted Liens, in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):
          (a) all of its Trademarks including those referred to on Schedule I hereto;
          (b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;
          (c) all reissues, continuations or extensions of the foregoing;
          (d) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and
Exhibit D

1

          (e) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or (ii) injury to the goodwill associated with any Trademark.
     Notwithstanding anything contained in this Agreement to the contrary, the term “Trademark Collateral” shall not include (i) any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been obtained (provided, that, the foregoing exclusions of this clause shall in no way be construed (A) to apply to the extent that any described prohibition is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, (B) to limit, impair, or otherwise affect the Lender Group’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (x) monies due or to become due under any described contract, lease, permit, license, charter or license agreement (including any Accounts), or (y) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, license agreement, or Stock, or (C) apply to the extent that any consent or waiver has been obtained that would permit the security interest of lien notwithstanding the prohibition), or (ii) any application for a trademark (including, without limitation, intent to use trademark applications and any goodwill associated therewith) that would otherwise be deemed invalidated, cancelled or abandoned due to the granting of a Lien thereon unless and until such time as the granting of such Lien will not affect the validity of such trademark.
     3. SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
     4. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
     5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration pursuant to the terms of the Security Agreement. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
     6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.
Exhibit D

2

     7. CONSTRUCTION. Unless the context of this Trademark Security Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement or any other Loan Document refer to this Trademark Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms of the Credit Agreement) of all Obligations other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Providers to remain outstanding and that are not required by the provisions of the Credit Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
[signature page follows]
Exhibit D

3

     IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY: WELLS FARGO FOOTHILL, LLC, as Agent
By:
Name:
Title:

Trademark Security Agreement

S-1

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
Trademark Registrations/Applications

Application/
Grantor	Country	Mark	Registration No.	App/Reg Date

Trademark Security Agreement